EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Shawn Leland, President and Chief Executive Officer of Elevation Oncology, Inc. (the “Company”), and Joseph Ferra, Chief Financial Officer of the Company, each hereby certifies, that to the best of his knowledge:

1.	the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2021	/s/ Shawn Leland
Shawn Leland
President, Chief Executive Officer and Director (Principal Executive Officer)

Dated: August 12, 2021	/s/ Joseph Ferra
Joseph Ferra
Chief Financial Officer (Principal Accounting and Financial Officer)